QUARTERLY REPORT

                               DECEMBER 31, 2004

                                      FMI
                                  Common Stock
                                   Fund, Inc.

                                   A NO-LOAD
                                  MUTUAL FUND

                                      FMI
                                  Common Stock
                                   Fund, Inc.
                                                             December 31, 2004

Dear Fellow Shareholders:

  The FMI Common Stock Fund gained 9.86% and 18.79% in the December quarter and calendar year*<F1>, respectively. The Russell 2000 was up 14.09% and 18.33% for the quarter and year, while the Standard & Poor's 500 rose 9.23% and 10.88% for the same periods. These returns were higher than we had envisioned early in 2004, given the strong 2003 market and the elevated valuation levels starting 2004. The year played out in three parts. The first half of the March quarter saw a continuation of the growth stock and "low quality" rally that characterized 2003. A series of worries, including Iraq, commodity prices, earnings growth, and political rhetoric set the stage for value stocks to outperform in the back half of the March quarter through most of the third quarter. This reversed again in the December quarter, with strong advances in some of the higher multiple sectors such as technology, biotechnology and telecom, along with good gains in industrials and financials. The Fund did not participate fully in this year-end rally, due to both our underweight positions in technology and financials, and underperformance in the industrial area. Our negative slant on technology and financials was outlined in the March quarter's report, available on our website at www.fmifunds.com.
                                    -----------------

TO CONTINUE GOOD ECONOMIC EXPANSION FROM HERE, BOTH EMPLOYMENT AND WAGES WILL LIKELY HAVE TO GROW SIGNIFICANTLY, AS OTHER SOURCES OF GROWTH APPEAR TO HAVE BEEN EXHAUSTED.

  The holiday mood and the gratifying gains of 2004 do not shake us from our conviction that stock prices in general remain well above historical averages, and in many respects are significantly overvalued. Depending on which valuation metric is used, it appears that more stocks are overvalued today than were overvalued in the technology bubble of five years ago. The value of the median stock today exceeds that of five years ago. Later in this letter we will present supporting data. But first, as is our custom, we will make some general comments about the economy and corporate earnings.

The Economy
-----------
  If the fourth quarter estimates come in as expected, real Gross Domestic Product (GDP) growth in 2004 should be approximately 4%. The economy has recovered nicely from very slow-to-negative growth post 09/11/01. Employment continues an uneven, but positive recovery. Manufacturing activity has increased and consumer spending remains fairly robust. While real income growth advanced 3-4% in 2004 after a couple of years of virtually no growth consumers continued to spend more than they made. Thus, consumer debt levels remain near an all time high and the personal savings rate hit the second lowest level on record (0.2% in October). Mortgage debt is also at a record level and has undoubtedly provided a significant amount of fuel for consumer spending in recent years. To continue good economic expansion from here, both employment and wages will likely have to grow significantly, as other sources of growth appear to have been exhausted.

  The topic of the day in the financial and popular press is the current account (trade) deficit. The annual trade deficit is currently over 5% of GDP and is approaching $600 billion (see chart). Foreigners are not only selling a lot of goods to Americans relative to what they are buying in return, they are plowing the dollars they receive back into U.S. Treasuries and stocks. The worry is that foreigners will lose their appetite for holding dollars, which have been depreciating lately, and thus, interest rates will have to rise to induce others to fund our trade deficit. Some notable commentators, including Warren Buffett and Stephen Roach (the Morgan Stanley economist), believe the trade imbalance will continue to impact the dollar. They believe the dollar will continue to fall, making U.S. exports cheaper, and imports more expensive. Clearly, this scenario has negative implications for inflation, as low import prices have kept consumer prices low.

      U.S. TRADE DEFICIT
      ------------------
      GOODS AND SERVICES
      ------------------

         October 2004
-------------------------------
Millions                55464.0
2004 YTD                 0.2602
1 Month                   8.91%
3 Months                  9.71%
6 Months                 14.52%
1 Year                   33.68%
3 Years                  21.57%
5 Years                  18.01%
10 Years                 18.89%
-------------------------------
    Data Released 12/14/04

                 Millions of
                   Dollars

      Jan-94        6971
      Feb-94        9353
      Mar-94        6323
      Apr-94        8033
      May-94        8808
      Jun-94        8529
      Jul-94        9713
      Aug-94        9129
      Sep-94        9649
      Oct-94        9830
      Nov-94        10239
      Dec-94        7840
      Jan-95        9208
      Feb-95        8833
      Mar-95        9288
      Apr-95        10476
      May-95        9852
      Jun-95        11109
      Jul-95        8945
      Aug-95        7336
      Sep-95        6216
      Oct-95        6591
      Nov-95        6183
      Dec-95        5855
      Jan-96        8409
      Feb-96        6768
      Mar-96        7928
      Apr-96        9409
      May-96        10188
      Jun-96        8608
      Jul-96        11529
      Aug-96        10563
      Sep-96        10988
      Oct-96        7034
      Nov-96        7156
      Dec-96        10002
      Jan-97        9693
      Feb-97        8982
      Mar-97        7937
      Apr-97        7948
      May-97        8707
      Jun-97        7534
      Jul-97        7607
      Aug-97        8886
      Sep-97        9230
      Oct-97        8550
      Nov-97        9436
      Dec-97        10215
      Jan-98        10290
      Feb-98        10765
      Mar-98        12558
      Apr-98        13902
      May-98        14444
      Jun-98        13260
      Jul-98        14535
      Aug-98        16600
      Sep-98        15198
      Oct-98        15223
      Nov-98        15496
      Dec-98        14628
      Jan-99        15534
      Feb-99        18944
      Mar-99        18395
      Apr-99        18711
      May-99        20893
      Jun-99        23262
      Jul-99        24081
      Aug-99        23599
      Sep-99        23454
      Oct-99        24236
      Nov-99        25453
      Dec-99        25280
      Jan-00        26637
      Feb-00        29999
      Mar-00        31237
      Apr-00        29101
      May-00        31070
      Jun-00        31755
      Jul-00        32453
      Aug-00        30988
      Sep-00        34884
      Oct-00        34281
      Nov-00        33054
      Dec-00        33922
      Jan-01        33736
      Feb-01        27865
      Mar-01        31840
      Apr-01        31351
      May-01        28641
      Jun-01        29464
      Jul-01        29963
      Aug-01        28334
      Sep-01        30747
      Oct-01        30869
      Nov-01        29076
      Dec-01        25939
      Jan-02        29642
      Feb-02        32593
      Mar-02        31527
      Apr-02        33955
      May-02        34019
      Jun-02        35398
      Jul-02        34123
      Aug-02        36198
      Sep-02        36595
      Oct-02        34932
      Nov-02        39602
      Dec-02        43151
      Jan-03        41354
      Feb-03        40375
      Mar-03        43659
      Apr-03        42519
      May-03        40827
      Jun-03        40035
      Jul-03        40814
      Aug-03        40185
      Sep-03        41251
      Oct-03        41490
      Nov-03        39994
      Dec-03        44011
      Jan-04        45768
      Feb-04        45785
      Mar-04        47052
      Apr-04        48433
      May-04        47310
      Jun-04        55341
      Jul-04        50555
      Aug-04        53861
      Sep-04        50925
      Oct-04        55464
      Nov-04
      Dec-04

Table: Includes latest level and percentage changes for indicated periods. o Periods over 1 year are annualized.

Sources:  Bureau of the Census; Copyright(c) 2005 Crandall, Pierce & Company

     The government budget deficit, which is expected to be approximately $400 billion and around 4.1% of GDP, is also quite high by historical standards. Other economies throughout history that have run large deficits have tended to struggle with inflationary pressures. Most of the inflation that we have seen in recent quarters has been mainly in raw materials, such as oil and other commodities. We are seeing some companies having success in passing on these price increases. Historically, rising labor costs have been a much more important inflationary factor. We haven't seen strong evidence of this as yet. Any significant increase in inflation will likely have a negative impact on interest rates and stock market valuations. In summary, we would say the status of the economy is better than it was a few years ago, but still remains on fairly shaky ground.

Corporate Earnings
------------------
  Many times in these letters we have stated that over long periods of time, corporate earnings basically track corporate sales and nominal GDP. The growth rate of these three measures averages about 6%. Over shorter periods, earnings can dramatically lag or exceed corporate revenue growth and GDP. For instance, there was a dramatic decrease in earnings in 2001-2002, as S&P 500 operating earnings declined more than 30% (50% on a reported basis) on only a modest decline in revenue and a flattish GDP growth rate. A rapid rebound in earnings occurred in 2003-2004, with only a modest increase in revenue and GDP growth. This past third quarter, corporate earnings slowed to 8% and that rate is about what is expected in the fourth quarter. It is also worth noting that corporate profit margins are at a 50 year high. With higher raw material prices and perhaps some wage pressures, it is unlikely that profit margins will expand significantly in the next year or two. We would actually not be surprised if margins dipped. Optimistically, we would say profits could track revenue growth, which would likely be in line with GDP growth. Thus, a mid-single-digit growth rate seems reasonable.

WITH HIGHER RAW MATERIAL PRICES AND PERHAPS SOME WAGE PRESSURES, IT IS UNLIKELY THAT PROFIT MARGINS WILL EXPAND SIGNIFICANTLY IN THE NEXT YEAR OR TWO.

Valuation
---------
  At the end of 1999, the market reflected the enormous overvaluation of the technology and telecom sectors. In the years leading up to the peak in March of 2000, we stressed in our letters that there were good, solid companies available at reasonable prices, even while the aforementioned sectors of the market were at extreme valuation levels. We felt that reasonably priced, strong franchises would hold up relatively well in a market correction. Indeed, the Fund has actually compounded at approximately 14% over the past five years, while the Russell 2000 and the S&P 500 have returned roughly 7% and -2%, respectively.

....THE MEDIAN STOCK IS AT LEAST AS EXPENSIVE AND PERHAPS MORE EXPENSIVE THAN IT
WAS FIVE YEARS AGO AT THE HEIGHT OF THE STOCK MARKET BUBBLE.

  It is perhaps natural to think that since the benchmarks have lagged over the past five years, they must now be attractive. We couldn't disagree more.
While there are certainly fewer egregiously overvalued stocks today, there may be more companies that we would deem overvalued using traditional valuation yardsticks. One of the most consistent and dependable valuation measures is the price-to-sales ratio (PSR). This is simply the total market value of the stock divided by the company's annual revenues. We analyzed PSRs, as well as some other valuation metrics, for the Russell 3000, which is the combination of the Russell 2000 (small caps) and the Russell 1000 (large caps) and constitutes over 95% of the market. The median PSR of this benchmark at the end of 1999 was 1.5; today it is 1.8. The multi-decade average for this ratio is approximately 1.0.

  At the end of 1999, the median price-to-earnings (P/E) ratio for the Russell 3000 was 16.6. Today it is 21.7. We hasten to add a caveat to these numbers. For simplicity's sake, we have chosen to ignore all the companies with negative P/E ratios. Thus, while there are a substantial number of these in the Index today, there were probably more five years ago. Ignoring the negative P/E ratios in this exercise may artificially lower the historical median P/E relative to today, since some of the money-losing companies were undoubtedly highflying technology stocks with no earnings. Still, we do not think it alters the conclusion that the median stock is at least as expensive, and perhaps more expensive than it was five years ago at the height of the stock market bubble.

  Looking at your portfolio, the FMI Common Stock Fund, Inc. is also somewhat more expensive today than it was five years ago, when the portfolio's P/E ratio on estimated 1999 earnings was 15.1. Today, the corresponding figure for 2004 is 18.9, or roughly 25% higher. The P/E ratio relative to the Index, however, remains attractive. Based on the best data available, the 2004 median P/E ratio for the Russell 2000 (small cap) is approximately 23.6. Thus, the portfolio still trades at a significant discount to the Index.

  On a PSR basis, the Fund today trades at 1.13; five years ago this figure was 1.08, so this metric is nearly the same. A similar picture is told by the price-to-book ratio, which is 2.28 in the Fund today versus 2.1 five years ago. By way of comparison, the Russell 2000's current median PSR and price-to-book ratios are 2.0 and 2.5, respectively. These same figures for the Russell 2000 on a weighted average basis are 3.4 and 4.2, respectively. Again, the Fund appears to enjoy a significant relative advantage with respect to valuation.

....THE FUND APPEARS TO ENJOY A SIGNIFICANT RELATIVE ADVANTAGE WITH RESPECT TO
VALUATION.

  Anecdotally, we have witnessed some signs of excess that are reminiscent of the late 1990s. Sirius Satellite Radio, for example, trades at 200 times revenue and sports a market capitalization of nearly $10 billion. Travelzoo carries a $1.6 billion market cap on revenue of just $28 million. Yahoo trades at a PSR of 15 and about 100 times earnings. Google's market value is now $53 billion on sales of $2.7 billion and has a P/E ratio in excess of 100. We screened all the publicly traded companies over $100 million in market value (roughly 5500 companies) and found over 750 that traded in excess of five times revenue.

  Given our concerns about overall market valuations, we are being even more vigilant about the quality of the business franchises in the Fund. We have our portfolios more defensively positioned today than at any time in the past five years. In tough times, investors will question everything. However, we continue to believe that lower quality businesses, "story" stocks and weaker balance sheets tend to get hit the worst in a stock market downdraft. Furthermore, we remain underweight in the most aggressive sectors of the market, particularly technology and biotechnology. Despite being wrong in recent months, we also remain steadfast in our conviction that financials should be underweighted.

  We appreciate your confidence in FMI Common Stock Fund, Inc.

  Sincerely,

     /s/Ted D. Kellner      /s/Donald S. Wilson        /s/Patrick J. English
     -------------------    ---------------------      -----------------------
     Ted D. Kellner, CFA    Donald S. Wilson, CFA      Patrick J. English, CFA
     President and          Vice President             Vice President and
     Portfolio Manager                                 Portfolio Manager


*<F1> The Fund's one year and annualized five and ten year returns through December 31, 2004 were 18.79%, 14.43% and 14.28%, respectively.

         100 E. Wisconsin Ave. o Milwaukee, WI  53202 o 414-226-4555
                                www.fmifunds.com

FMI Common Stock Fund, Inc.
STATEMENT OF NET ASSETS
December 31, 2004 (Unaudited)

        SHARES                                                   VALUE(B)<F3>
        ------                                                   ------------

COMMON STOCKS -- 91.5% (A)<F2>
COMMERCIAL SERVICES SECTOR -- 8.9%
----------------------------------
                    BUSINESS SERVICES -- 6.3%
        421,200     ABM Industries Inc.                         $  8,306,064
        203,100     G & K Services, Inc.                           8,818,602
        375,000     Watson Wyatt & Company Holdings               10,106,250
                                                                ------------
                                                                  27,230,916
                    INDUSTRIAL SERVICES -- 2.6%
        340,000     Republic Services, Inc.                       11,403,600


CONSUMER DISCRETIONARY SECTOR -- 18.0%
--------------------------------------
                    CONSUMER DURABLES -- 2.8%
        355,300     Snap-on Inc.                                  12,208,108

                    PUBLISHING-MISCELLANEOUS -- 1.6%
         22,300     Journal Communications, Inc.                     402,961
        183,000     Scholastic Corp.                               6,763,680
                                                                ------------
                                                                   7,166,641
                    RESTAURANTS -- 3.5%
        550,900     Darden Restaurants, Inc.                      15,281,966

                    RETAIL TRADE -- 4.5%
        551,200     Casey's General Stores, Inc.                  10,004,280
        320,000     Michaels Stores, Inc.                          9,590,400
                                                                ------------
                                                                  19,594,680
                    TEXTILE-APPAREL MANUFACTURERS -- 5.6%
        345,000     Liz Claiborne, Inc.                         $ 14,562,450
        445,000     Paxar Corp.                                    9,865,650
                                                                ------------
                                                                  24,428,100
CONSUMER STAPLES SECTOR -- 2.4%
-------------------------------
                    FOODS & BEVERAGES -- 2.4%
        152,000     Lancaster Colony Corp.                         6,516,240
        181,800     Ruddick Corp.                                  3,943,242
                                                                ------------
                                                                  10,459,482
DISTRIBUTION SECTOR -- 10.4%
----------------------------
                    EDUCATION SERVICES -- 1.0%
        117,000     School Specialty, Inc.                         4,511,520

                    HEALTHCARE -- 3.6%
        320,100     Accredo Health, Inc.                           8,873,172
        545,900     PSS World Medical, Inc.                        6,831,938
                                                                ------------
                                                                  15,705,110
                    OFFICE PRODUCTS -- 2.9%
        276,000     United Stationers Inc.                        12,751,200

                    TECHNOLOGY COMPONENTS -- 2.9%
        515,400     Arrow Electronics, Inc.                       12,524,220

ENERGY SECTOR -- 3.9%
---------------------
                    OIL & GAS PRODUCERS -- 3.9%
        166,800     Newfield Exploration Co.                       9,849,540
        168,800     St. Mary Land & Exploration Co.                7,045,712
                                                                ------------
                                                                  16,895,252
FINANCIAL SERVICES SECTOR -- 8.4%
---------------------------------
                    LIFE INSURANCE -- 3.2%
        325,000     Protective Life Corp.                         13,874,250

                    MULTI-LINE INSURANCE -- 5.2%
        235,000     Delphi Financial Group, Inc.                  10,845,250
        465,000     Old Republic International Corp.              11,764,500
                                                                ------------
                                                                  22,609,750
HEALTHCARE SECTOR -- 6.2%
-------------------------
                    DENTAL -- 3.9%
        482,900     Sybron Dental Specialties, Inc.               17,085,002

                    HEALTHCARE SERVICES -- 2.3%
        277,500     Renal Care Group, Inc.                         9,987,225


MATERIALS & PROCESSING SECTOR -- 14.0%
--------------------------------------
                    CHEMICALS -- 5.9%
        330,500     Albemarle Corp.                               12,793,655
        287,200     Engelhard Corp.                                8,808,424
         62,000     Minerals Technologies Inc.                     4,135,400
                                                                ------------
                                                                  25,737,479
                    CONTAINER & PACKAGING-
                      PAPER & PLASTIC -- 8.1%
        306,000     AptarGroup, Inc.                              16,150,680
        454,000     Bemis Company, Inc.                           13,206,860
        215,000     Spartech Corp.                                 5,824,350
                                                                ------------
                                                                  35,181,890
PRODUCER DURABLES SECTOR -- 8.2%
--------------------------------
                    BUSINESS EQUIPMENT -- 2.4%
        263,000     Global Imaging Systems, Inc.                  10,388,500

                    MACHINERY-INDUSTRIAL/SPECIALTY -- 5.8%
        280,000     Albany International Corp.                     9,844,800
        119,900     IDEX Corp.                                     4,855,950
        304,100     York International Corp.                      10,503,614
                                                                ------------
                                                                  25,204,364
TECHNOLOGY SECTOR -- 7.5%
-------------------------
                    COMPUTER SERVICES
                      SOFTWARE & SYSTEMS -- 7.5%
        524,400     The BISYS Group, Inc.                          8,626,380
        166,500     eFunds Corp.                                   3,997,665
        376,700     Imation Corp.                                 11,990,361
        664,200     MPS Group, Inc.                                8,143,092
                                                                ------------
                                                                  32,757,498
TRANSPORTATION SECTOR -- 3.6%
-----------------------------

                    TRUCKING -- 3.6%
        163,800     Pacer International, Inc.                      3,482,388
        540,300     Werner Enterprises, Inc.                      12,232,392
                                                                ------------
                                                                  15,714,780
                                                                ------------
                      Total common stocks                        398,701,533

SHORT-TERM INVESTMENTS -- 8.6% (A)<F2>
                    COMMERCIAL PAPER -- 1.8%
    $ 4,000,000     American Express Credit Corp.,
                      2.15%, due 01/05/05                          3,999,045
      4,000,000     General Electric Capital Corp.,
                      2.14%, due 01/05/05                          3,999,049
                                                                ------------
                        Total commercial paper                     7,998,094

                    VARIABLE RATE DEMAND NOTES -- 6.8%
      3,095,000     American Family Financial
                      Services, 2.00%                              3,095,000
     21,370,601     U.S. Bank, N.A., 2.17%                        21,370,601
      5,156,600     Wisconsin Corporate
                      Central Credit Union, 2.09%                  5,156,600
                                                                ------------
                        Total variable rate demand notes          29,622,201
                                                                ------------
                        Total short-term investments              37,620,295
                                                                ------------
                        Total investments                        436,321,828
                    Liabilities, less cash and
                      receivables -- (0.1%) (A)<F2>                 (703,299)
                                                                ------------
                        NET ASSETS                              $435,618,529
                                                                ------------
                                                                ------------
                    Net Asset Value Per Share
                      ($0.01 par value, indefinite
                      shares authorized), offering
                      and redemption price
                      ($435,618,529 / 17,324,043
                      shares outstanding)                       $      25.15
                                                                ------------
                                                                ------------
(a)<F2>   Percentages for the various classifications relate to net assets.

(b)<F3> Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded. Securities that are traded on the Nasdaq National Market or the Nasdaq SmallCap Market are valued at the Nasdaq Official Closing Price, or if no sale is reported, the latest bid price. Short-term investments are valued at amortized cost which approximates market value.

                          FMI COMMON STOCK FUND, INC.
                     100 East Wisconsin Avenue, Suite 2200
                          Milwaukee, Wisconsin  53202
                                www.fmifunds.com
                                  414-226-4555

                               BOARD OF DIRECTORS
                                 BARRY K. ALLEN
                                GEORGE D. DALTON
                               PATRICK J. ENGLISH
                             GORDON H. GUNNLAUGSSON
                                 TED D. KELLNER
                                 PAUL S. SHAIN
                                DONALD S. WILSON

                               INVESTMENT ADVISER
                               AND ADMINISTRATOR
                           FIDUCIARY MANAGEMENT, INC.
                     100 East Wisconsin Avenue, Suite 2200
                          Milwaukee, Wisconsin  53202

                               TRANSFER AGENT AND
                           DIVIDEND DISBURSING AGENT
                        U.S. BANCORP FUND SERVICES, LLC
                            615 East Michigan Street
                          Milwaukee, Wisconsin  53202
                                  800-811-5311
                                       or
                                  414-765-4124

                                   CUSTODIAN
                                U.S. BANK, N.A.
                               425 Walnut Street
                             Cincinnati, Ohio 45202

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                           PRICEWATERHOUSECOOPERS LLP
                     100 East Wisconsin Avenue, Suite 1500
                          Milwaukee, Wisconsin  53202

                                 LEGAL COUNSEL
                              FOLEY & LARDNER LLP
                           777 East Wisconsin Avenue
                          Milwaukee, Wisconsin  53202

 This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of FMICommon Stock Fund unless accompanied or preceded by the Fund's current prospectus. Performance data quoted represents past
                               ---------------------------------------
performance; past performance does not guarantee future results. The investment
----------------------------------------------------------------
return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.fmifunds.com.